EXHIBIT 99.2


       IMPORTANT: TO BE EFFECTIVE, THIS ELECTION FORM MUST BE RECEIVED BY
             ILLINOIS STOCK TRANSFER COMPANY (THE "EXCHANGE AGENT")
 NO LATER THAN 5:00 P.M., CHICAGO TIME, ON [__________], 2005
                           (THE "ELECTION DEADLINE").
              ____________________________________________________

                    ELECTION FORM FOR USE BY STOCKHOLDERS OF
                          FIRST NORTHWEST BANCORP, INC.


Pursuant to the terms of the Agreement and Plan of Merger dated as of November 17, 2004 (the "Merger Agreement") by and between Wintrust Financial Corporation ("Wintrust") and First Northwest Bancorp, Inc. ("First Northwest"), the undersigned stockholder(s) of First Northwest elects to receive the following form of consideration in connection with the conversion of his or her shares of First Northwest common stock, $0.01 par value ("First Northwest Common Stock"), upon consummation of the merger of First Northwest with and into Wintrust. This election is subject to proration procedures intended to insure that 66% of the aggregate consideration paid by Wintrust to holders of First Northwest Common Stock will be 66% Wintrust Common Stock, no par value ("Wintrust Common Stock"), with the remaining 34% of the aggregate consideration to be paid in cash, as described in the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January [__], 2005.

                                    ELECTION
              ____________________________________________________

               CHECK THE APPROPRIATE BOX TO INDICATE YOUR ELECTION


/__/ ALL STOCK ELECTION - The undersigned elects to have all of their First Northwest Common Stock shares converted into shares of Wintrust Common Stock.

                                       OR

/__/ MIXED ELECTION - The undersigned elects to have 40% of their First Northwest Common Stock shares converted into cash, and 60% of their shares converted into shares of Wintrust Common Stock.

         You will be deemed to have made a mixed election if:

         A.       You do not choose the stock election;

         B. You fail to follow the instructions on this election form or otherwise fail to properly make an election; or

         C.       A completed election form is not received by the Election
                  Deadline.

              ____________________________________________________

              DESCRIPTION OF SHARES OF FIRST NORTHWEST COMMON STOCK
                               COVERED BY ELECTION
              ____________________________________________________


                                                                                 No. of Shares
Name(s) and Address(es) of Registered Holder(s)       Certificate Number         Represented
(Print exactly as name appears on Certificate)        ------------------         by Certificate
----------------------------------------------                                   --------------

_______________________________________________           ___________             ___________

_______________________________________________           ___________             ___________

_______________________________________________           ___________             ___________

_______________________________________________           ___________             ___________

                               Total Shares               ___________             ___________


  ONCE MADE, THIS ELECTION IS IRREVOCABLE. A HOLDER OF RECORD MAY ONLY MAKE ONE
   ELECTION WITH REGARD TO THE SHARES HE OR SHE OWNS. ALL QUESTIONS AS TO THE
    VALIDITY, FORM AND ELIGIBILITY OF ANY ELECTION FORM WILL BE DETERMINED BY
      THE EXCHANGE AGENT AND SUCH DETERMINATION SHALL BE FINAL AND BINDING.
           NEITHER FIRST NORTHWEST NOR THE EXCHANGE AGENT IS UNDER ANY
            OBLIGATION TO PROVIDE NOTIFICATION OF ANY DEFECTS IN ANY
                                    ELECTION.

The undersigned certifies that he has reviewed the accompanying instructions and has complied with all requirements stated therein. The undersigned acknowledges that any election is subject to the terms, conditions and limitations set forth in the Merger Agreement and described in the Proxy Statement. The undersigned hereby authorizes the Exchange Agent to follow all elections and to rely upon all representations, certifications and instructions accompanying this election form.



SIGNATURE:

Date: _________________________, 2005        ___________________________________
                                             Signature of Stockholder

                                             ___________________________________
                                             Signature of Stockholder
                                             (To be signed by the holder(s) of
                                             record exactly as the name(s) of
                                             such holder(s) appears on the stock
                                             stock certificate.  When signing as
                                             an attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title.  All joint
                                             owners must sign.)

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PLEASE RETURN THIS ELECTION FORM TO THE EXCHANGE AGENT PRIOR TO THE ELECTION
DEADLINE, USING THE ENCLOSED, PRE-PAID, PRE-ADDRESSED ENVELOPE.

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